UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006

                        Collectible Concepts Group, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-30703                95-4026880
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              1600 Lower State Road, Doylestown, Pennsylvania 18901
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (215) 491-1075

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      As illustrated below, between May 2000 and September 2005, Collectible Concepts Group, Inc. (the "Company") completed private placements with certain investors in which we issued convertible securities along with stock purchase warrants.

      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
         Transaction Date           Secured         Interest                   Conversion Price                    Warrants
                                  Convertible         Rate
                                   Notes Sold
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------

      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      May 2000                  $400,000           10%           $0.04 or 25% of market value                    4,000,000
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      May 28, 2002              $75,000            12%           $.01  or  25% of the  average  of the  lowest   150,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  ------------  ----------------------------------------------  -------------


      November 26, 2002         $250,000           15%           $.01  or  25% of the  average  of the  lowest   500,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      May 15, 2003              $25,000            15%           $.01  or  25% of the  average  of the  lowest   50,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      June 20, 2003             $25,000            15%           $.01  or  25% of the  average  of the  lowest   50,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      July 23, 2003             $25,000            15%           $.01  or  25% of the  average  of the  lowest   50,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      November 14, 2003         $50,000            15%           $.01  or  25% of the  average  of the  lowest   100,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      January 13, 2004          $50,000            15%           $.01  or  25% of the  average  of the  lowest   100,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      February 13, 2004         $25,000            15%           $.01  or  25% of the  average  of the  lowest   50,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      March 16, 2004            $100,000           15%           $.01  or  25% of the  average  of the  lowest   200,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      May 28, 2004              $550,000           15%           $.01  or  25% of the  average  of the  lowest   1,650,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      September 30, 2004        $250,000           15%           $.0026 or 25% of the  average  of the  lowest   1,250,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      May 18, 2005              $400,000           10%           $.0016 or 25% of the  average  of the  lowest   47,368,422
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      July 7, 2005              $850,000           10%           $.0016 or 25% of the  average  of the  lowest   1,700,000
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------
      September 29, 2005        $302,597           2%            $.0016  or 25% of the  average of the lowest    -0-
                                                                 three  intraday  trading  prices  during  the
                                                                 twenty  trading  days  immediately  preceding
                                                                 conversion
      ------------------------  -----------------  -----------   ----------------------------------------------  -------------

      Historically, the Company valued the embedded conversion feature of the convertible securities using the intrinsic value method as a credit to equity with a corresponding discount to the notes payable. The Company engaged a valuation expert who reviewed the Company's compliance with the SEC's recent interpretation of EITF 00-19 as it relates to these convertible securities, detachable warrants and registration rights. The Company has determined that due to the indeterminate number of shares which might be issued under the embedded convertible debt host conversion feature, the Company should have recorded a derivative liability equal to the excess of the fair value of both the detachable warrants and the embedded convertible feature over the face value of these certain notes payable. The estimated unrecorded liability as of February 28, 2005 was approximately $5,800,000.

      On June 8, 2006, the Company then discussed the matter with the Company's independent registered public accounting firm, Weinberg & Company, P.A. ("Weinberg") as to materiality. Weinberg stated that these facts caused them to believe that our accounting for the issuance of certain debt securities between May 2000 and September 2005 was incorrect and it was determined that the effect of such misstatements was material. As a result, the Company determined that the consolidated financial statements included in its Annual Report on Form 10-KSB for the year ended February 28, 2005 and the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended May 31, 2005, August 31, 2005 and November 30, 2005 should no longer be relied upon. The restated consolidated financial statements will be included in amended Form 10-KSB and Form 10-QSB filings, which are expected to be filed by July 15, 2006.

      On June 12, 2006, the Company provided Weinberg with a copy of the disclosures it is making in response to Item 4.02 on this Form 8-K, and has requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements as promptly as possible. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

      16.1 Letter of agreement with regard to Form 8-K disclosures, dated June 13, 2006 from Weinberg & Company, P.A.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Collectible Concepts Group, Inc.


Date: June 14, 2006                       /s/ Paul S. Lipschutz
                                          -----------------------------------
                                          Paul S. Lipschutz
                                          Chief Executive Officer